UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PPGAX

Putnam Global Sector Fund

Annual report
10|31|13

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	24

Federal tax information	38

About the Trustees	39

Officers	41

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

> "Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA®
Portfolio Manager
Director of Global Equity Research

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets haven't already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each Putnam global sector fund is actively managed, which means investments are constantly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Global Sector Fund

Interview with your fund’s portfolio manager

For the year ended October 31, 2013, Putnam Global Sector Fund beat its benchmark. How did you achieve this result?

Stock selection was strong in virtually every sector of the markets, which is a tribute to the research performed by Putnam’s Global Equity Research team. In many areas around the globe, stock markets performed well, and we built or maintained exposures to stocks that tended to do better than their peers. In addition, our picks among stocks with the lowest valuations — or prices relative to their earnings — were generally strong, as were stock picks among the fastest-growing companies in our investment universe.

How would you characterize the market’s key themes for the year?

The markets passed through a variety of crises over the course of the year. These included worries over the government shutdown in the United States, continuing fallout from Europe’s debt problems, and — in an earlier-than-expected manner — an announcement of the approaching curtailment of quantitative easing by the Federal Reserve. On balance, we believe that many of the risks associated with these areas of uncertainty have decreased relative to where we stood one or even two years ago, and markets have generally perceived this to be the case as well.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Sector Fund	5

In the United States, the deficit shrank meaningfully over the past year — an important signal of improvement in federal budget finances — and the overall economic recovery continued to strengthen. Although there were pullbacks and volatility at certain times, as with the market’s reaction to the Fed’s discussion of tapering its economic stimulus and the emergence of some softer housing-sector data, the market performed well and established new record highs. Interest rates rose somewhat, but the higher-rate environment through October 2013 was not a major obstacle to corporate earnings, which began to accelerate toward period-end.

In Europe, even the most economically challenged countries, such as Greece and Spain, have made fundamental economic progress and experienced material market gains. We believe Europe has embarked upon a recovery phase, and the market began to anticipate a coming recovery in European corporate earnings. In our view, Europe will continue to do better economically, which in 2014 could give a significant boost to earnings and stock performance across the region.

Which stocks in the underlying Putnam funds contributed positively to Putnam Global Sector Fund’s benchmark-relative return?

Two electronics retailers whose stocks rebounded after considerable declines were top contributors to results. The first, Best Buy, is a classic turnaround story. The stock had been punished severely because of turmoil within the company’s management as well as concerns about increasing competition from online retailers. Shortly before the start of the fund’s fiscal year, in August 2012, Best Buy appointed a new CEO who has implemented significant cost-cutting measures and worked to improve the company’s online presence. In the one year since his appointment, Best Buy earnings improved dramatically and its stock price, which hit a low of $11 a share in

Allocations are shown as a percentage of the underlying fund’s net assets as of 10/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Sector Fund

December 2012, tripled. Best Buy remained in the fund’s portfolio at the close of the fiscal year.

GameStop, another top contributor, is a leading retailer of video games and accessories, and has been particularly successful with its sales of used games. In our view, the stock struggled in 2012 for two key reasons. One was a cyclical lull in the release of new gaming consoles, which hurt the company’s sales. The second issue was a potential longer-term concern that consumers eventually will download all games rather than go to stores to purchase them. As these issues drove down GameStop’s stock price, we took advantage of the buying opportunity. That strategy proved beneficial; shares of the stock advanced considerably, due in part to anticipation of new game consoles from Sony and Microsoft.

U.K.-based technology company Invensys was another large contributor to the fund’s performance for the year. The company develops and applies advanced technologies in a variety of industries, including manufacturing, energy generators, and commercial and home appliances. In November 2012, Invensys sold its high-tech railway division to Siemens for £1.74 billion [approximately US$2.6 billion], which provided a windfall to investors in the form of a special dividend and allowed the company to fund its long-term pension liabilities.

The stock of defense contractor Northrop Grumman also contributed substantially to the fund’s results. Across the industrial

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Global Sector Fund	7

landscape, it is rare to find stocks that are anticipated to start their recovery cycle around 2015, as the U.S. economic recovery generally began in 2009. However, defense contractors — Northrop Grumman in particular — still have their best days ahead of them, we believe. The fund’s overweight exposure to the stock relative to the benchmark boosted performance, and we continued to have this exposure at period-end.

Which stocks were the largest detractors from the fund’s relative performance?

Our exposure to Apple was the largest detractor. The company’s stock price peaked around September 2012 with the launch of iPhone 5. Initially, there were concerns that Apple would be unable to meet demand because of the lack of supply chain availability toward the end of 2012. Then in January, Apple’s guidance for the March quarter was slightly lower than some analysts’ expectations. As a result, confidence in Apple’s top-line growth waned and its earnings multiple — or the price-to-earnings ratio, which is a measure of a stock’s valuation or relative cheapness — dropped from 13x in the beginning of September to 9x by the end of February. Although Apple’s stock price rebounded in July and rose further following the announcement of new phone and tablet products in September, concerns lingered over the company’s ability to innovate and grow.

We continue to have a view that Apple has established a valuable platform and created large barriers to entry in its market, and that it is being overly discounted. We believe its product lineup could be significantly enhanced with a broader product portfolio, and we think the company’s platform is capable of making that transition. We believe that the future is bright for Apple and that the stock will perform well over the long term.

Another detractor was the portfolio’s benchmark-relative overweight exposure to international mining company Freeport-McMoRan. The company’s stock price suffered as a result of its announced acquisition of two oil and gas exploration companies, Plains Exploration and McMoRan Exploration. The market saw the acquisitions as a drift from Freeport’s core strategy, and was concerned that copper production growth could slow. The company’s growth was also negatively affected during the period by a slowdown in copper demand from China. Before period-end, we had eliminated the fund’s exposure to Freeport-McMoRan.

A third detractor was an overweight position in Royal Dutch Shell. This energy company suffered because it experienced poor financial results for a couple of quarters due to a number of factors. The company’s oil production from Nigeria declined due to civil unrest and oil thefts in the country. In North America, Shell has not been as successful in exploiting unconventional resources, and earnings in that business segment suffered.

What is your outlook for the global economy and markets?

My outlook is positive for the developed world. In my view, the U.S. economy has stabilized and is slowly accelerating; the European economy is emerging from its recessionary trough into recovery; and Japan is enacting policies with a view toward generating sustainable economic growth.

Emerging markets, by contrast, appear to me to be more bifurcated: Some countries have performed well economically while others have suffered from inflationary pressures and weak currencies. Despite this weakness, however, I believe the emerging markets will stabilize in the near term and we will find ourselves in the midst of a synchronized global upturn, with improving employment data, increasing durable goods spending, and slowly building wage growth — and, hence, moderately higher inflation.

8	Global Sector Fund

Against this backdrop, I see the markets experiencing slow but steady growth over the next couple of years. Some market observers have wondered whether the markets are poised for a downturn, and although there is a risk that sentiment is too bullish, I believe corporations are fundamentally strong and the economy is on increasingly better footing. Historically, downturns have been preceded — and, in a sense, heralded — by two conditions: high inflation and an inverted yield curve, where longer-dated bonds offer lower yields than shorter-dated bonds of similar quality. Neither of these conditions appears to plague the markets today, and I believe it will be some time — and in the wake of much continued growth — before they emerge as real concerns for investors.

Thanks, Aaron, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Global Sector Fund is managed by a team of senior equity analysts at Putnam: Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Steven W. Curbow; Christopher J. Eitzmann; Vivek Gandhi, CFA; Brian T. Hertzog; Greg Kelly; David Morgan; Ferat Ongoren; Nathaniel N. Salter; Walter D. Scully, and Di Yao. They are overseen by Aaron Cooper.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Global Sector Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	43.50%	35.24%	39.47%	36.47%	39.67%	39.67%	40.87%	35.94%	42.16%	44.78%
Annual average	10.60	8.79	9.73	9.06	9.77	9.77	10.03	8.95	10.32	10.88

3 years	38.38	30.42	35.15	32.15	35.34	35.34	36.24	31.47	37.35	39.48
Annual average	11.43	9.26	10.56	9.74	10.61	10.61	10.86	9.55	11.16	11.73

1 year	27.56	20.22	26.46	21.46	26.57	25.57	26.86	22.42	27.18	27.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/13

MSCI World Index (ND)

Life of fund	44.36%
Annual average	10.79

3 years	40.07
Annual average	11.89

1 year	25.77

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10	Global Sector Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,947 ($13,647 with contingent deferred sales charge). Class C shares would have been valued at $13,967, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,594. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,216 and $14,478, respectively.

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.101		$0.032	$0.022	$0.053		$0.085	$0.135

Capital gains — Long-term	0.484		0.484	0.484	0.484		0.484	0.484

Total	$0.585		$0.516	$0.506	$0.537		$0.569	$0.619

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/12	$10.32	$10.95	$10.22	$10.21	$10.28	$10.65	$10.31	$10.35

10/31/13	12.44	13.20	12.29	12.30	12.38	12.83	12.41	12.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Sector Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	37.84%	29.92%	34.14%	31.14%	34.22%	34.22%	35.41%	30.67%	36.55%	38.97%
Annual average	9.60	7.76	8.75	8.05	8.77	8.77	9.05	7.94	9.31	9.86

3 years	38.26	30.31	35.08	32.08	35.16	35.16	36.22	31.45	37.10	39.25
Annual average	11.40	9.23	10.54	9.72	10.57	10.57	10.85	9.54	11.09	11.67

1 year	21.71	14.71	20.68	15.68	20.80	19.80	21.12	16.88	21.34	21.95

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/12*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Total annual operating expenses
for the fiscal year ended
10/31/12	2.68%	3.43%	3.43%	3.18%	2.93%	2.43%

Annualized expense ratio for
the six-month period ended
10/31/13†‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 1.12% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Excludes the expense ratios of the underlying Putnam funds.

12	Global Sector Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.34	$5.34	$5.34	$4.01	$2.67	$0.00

Ending value (after expenses)	$1,123.80	$1,118.30	$1,120.20	$1,121.40	$1,122.10	$1,125.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.28	$5.09	$5.09	$3.82	$2.55	$0.00

Ending value (after expenses)	$1,023.95	$1,020.16	$1,020.16	$1,021.42	$1,022.68	$1,025.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Sector Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Sector Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Sector Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Global Sector Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

Global Sector Fund	17

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees concluded that the

18	Global Sector Fund

circumstances did not warrant changes to the management fee structure of your fund.

The Trustees also reviewed the total expenses of each Putnam fund (including the underlying Putnam funds in which your fund invests), recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, Putnam Management has agreed to reimburse your fund through at least February 28, 2015 for all other expenses (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time. (Total expenses reflect the fees and expenses borne directly by Putnam Global Sector Fund and the competitive funds included in its custom Lipper peer group, as well as the underlying funds’ net fees and expenses, which Putnam Global Sector Fund and the funds included in its custom Lipper peer group bear indirectly.)

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the

Global Sector Fund	19

funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate

20	Global Sector Fund

whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on March 31, 2010, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year period ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive and trailed the return of its benchmark over this period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts,

Global Sector Fund	21

the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at

22	Global Sector Fund

Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Global Sector Fund	23

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Global Sector Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 6, 2013

Global Sector Fund	25

The fund’s portfolio 10/31/13

	Shares	Value

Global Sector Funds 99.6%*

Putnam Global Consumer Fund Class Y †††	69,152	$1,382,346

Putnam Global Financials Fund Class Y †††	84,199	1,284,875

Putnam Global Health Care Fund Class Y †††	11,030	670,623

Putnam Global Industrials Fund Class Y †††	34,863	697,953

Putnam Global Natural Resources Fund Class Y †††	43,363	938,388

Putnam Global Technology Fund Class Y †††	39,311	719,383

Putnam Global Telecommunications Fund Class Y †††	12,147	229,097

Putnam Global Utilities Fund Class Y †††	17,217	201,435

Total global sector funds (cost $5,407,425)		$6,124,100

Fixed Income Funds 0.5%*

Putnam Money Market Fund Class A †††	28,317	$28,317

Total fixed income funds (cost $28,317)		$28,317

Total investments (cost $5,435,742)		$6,152,417

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.”

* Percentages indicated are based on net assets of $6,151,553.

††† Affiliated company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$6,124,100	$—	$—

Fixed income funds	28,317	—	—

Totals by level	$6,152,417	$—	$—

The accompanying notes are an integral part of these financial statements.

26	Global Sector Fund

Statement of assets and liabilities 10/31/13

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $5,435,742) (Note 5)	$6,152,417

Receivable for shares of the fund sold	6,502

Receivable for investments sold	881

Receivable from Manager (Note 2)	30,635

Total assets	6,190,435

LIABILITIES

Payable for investments purchased	7,383

Payable for distribution fees (Note 2)	971

Payable for auditing and tax fees	19,553

Payable for reports to shareholders	9,808

Other accrued expenses	1,167

Total liabilities	38,882

Net assets	$6,151,553

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,279,833

Distributions in excess of net investment income (Note 1)	(2,150)

Accumulated net realized gain on investments (Note 1)	157,195

Net unrealized appreciation of investments	716,675

Total — Representing net assets applicable to capital shares outstanding	$6,151,553

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,256,582 divided by 181,438 shares)	$12.44

Offering price per class A share (100/94.25 of $12.44)*	$13.20

Net asset value and offering price per class B share ($287,066 divided by 23,349 shares)**	$12.29

Net asset value and offering price per class C share ($361,907 divided by 29,434 shares)**	$12.30

Net asset value and redemption price per class M share ($18,688 divided by 1,509 shares)	$12.38

Offering price per class M share (100/96.50 of $12.38)*	$12.83

Net asset value, offering price and redemption price per class R share
($14,858 divided by 1,197 shares)	$12.41

Net asset value, offering price and redemption price per class Y share
($3,212,452 divided by 257,695 shares)	$12.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	27

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$26,501

Total investment income	26,501

EXPENSES

Distribution fees (Note 2)	8,313

Reports to shareholders	16,395

Auditing and tax fees	19,553

Other	1,480

Fees waived and reimbursed by Manager (Note 2)	(37,428)

Total expenses	8,313

Net investment income	18,188

Net realized gain on sales of underlying Putnam Fund shares (Notes 1 and 3)	209,797

Capital gain distribution from underlying Putnam Fund shares	23,970

Net unrealized appreciation of underlying Putnam Fund shares during the year	687,338

Net gain on investments	921,105

Net increase in net assets resulting from operations	$939,293

The accompanying notes are an integral part of these financial statements.

28	Global Sector Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$18,188	$41,883

Net realized gain on investments	233,767	91,020

Net unrealized appreciation of investments	687,338	142,418

Net increase in net assets resulting from operations	939,293	275,321

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,335)	(40,314)

Class B	(437)	(1,791)

Class C	(479)	(4,516)

Class M	(66)	(288)

Class R	(92)	(222)

Class Y	(13,015)	(12,405)

Net realized short-term gain on investments

Class A	—	(995)

Class B	—	(61)

Class C	—	(144)

Class M	—	(9)

Class R	—	(6)

Class Y	—	(281)

From net realized long-term gain on investments
Class A	(59,371)	(29,862)

Class B	(4,690)	(1,843)

Class C	(10,541)	(4,324)

Class M	(602)	(284)

Class R	(525)	(187)

Class Y	(46,663)	(8,426)

Redemption fees (Note 1)	18	40

Increase from capital share transactions (Note 4)	2,678,299	185,051

Total increase in net assets	3,468,794	354,454

NET ASSETS

Beginning of year	2,682,759	2,328,305

End of year (including distributions in excess of net
investment income of $2,150 and $4,485, respectively)	$6,151,553	$2,682,759

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2013	$10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	— [e]	$12.44	27.56	$2,257.25		.56	52
October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	— [e]	10.32	10.62	1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	— [e]	9.77	(1.94)	1,520.25		.78	24
October 31, 2010†	10.00	(.01)	.38	.37	—	—	—	— [e]	10.37	3.70 *	876	.15 *	(.06) *	14 *

Class B
October 31, 2013	$10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	— [e]	$12.29	26.46	$287	1.00	(.39)	52
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	— [e]	10.22	9.79	99	1.00	1.09	50
October 31, 2011	10.32	— [e]	(.25)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.66)	99	1.00	(.02)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20 *	46	.59 *	(.51) *	14 *

Class C
October 31, 2013	$10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	— [e]	$12.30	26.57	$362	1.00	(.16)	52
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	— [e]	10.21	9.84	250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.65)	227	1.00	(.15)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20 *	71	.59 *	(.52) *	14 *

Class M
October 31, 2013	$10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	— [e]	$12.38	26.86	$19.75		.05	52
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	— [e]	10.28	10.06	13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	— [e]	9.72	(2.43)	15.75		.42	24
October 31, 2010†	10.00	(.04)	.37	.33	—	—	—	.01	10.34	3.40 *	16	.44 *	(.38) *	14 *

Class R
October 31, 2013	$10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	— [e]	$12.41	27.18	$15.50		.35	52
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	— [e]	10.31	10.29	11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	— [e]	9.76	(2.08)	10.50		.70	24
October 31, 2010†	10.00	(.02)	.36	.34	—	—	—	.01	10.35	3.50 *	10	.30 *	(.22) *	14 *

Class Y
October 31, 2013	$10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	— [e]	$12.47	27.90	$3,212	—	.57	52
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	— [e]	10.35	10.86	972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	— [e]	9.80	(1.63)	458	—	1.08	24
October 31, 2010†	10.00	.01	.36	.37	—	—	—	.01	10.38	3.80 *	371	— *	.08 *	14 *

* Not annualized.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

October 31, 2013	0.98%

October 31, 2012	1.31

October 31, 2011	3.53

October 31, 2010	10.58

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30	Global Sector Fund	Global Sector Fund	31

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund allocates its assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Global Consumer Fund and Putnam Global Financials Fund, both of which are currently operating as diversified funds. In the future, both of these funds may operate as non-diversified funds to the extent permitted by applicable law. Under current law, shareholder approval would be required before each fund could operate as a non-diversified fund. The fund may also invest in Putnam Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

32	Global Sector Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,150 of late year ordinary losses (ordinary losses recognized between January 1, 2013 and October 31, 2013) to its fiscal year ending October 31, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from a reclass of short-term capital gains distributions from underlying Putnam funds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $10,571 to decrease distributions in excess of net investment income and $10,571 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$632,216
Unrealized depreciation	(1,155)

Net unrealized appreciation	631,061
Undistributed long-term gain	242,810
Late year ordinary loss deferral	(2,150)
Cost for federal income tax purposes	$5,521,356

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Global Sector Fund	33

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plan) through February 28, 2015. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $37,428 as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,957	Class M	117

Class B	1,640	Class R	64

Class C	2,535	Total	$8,313

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,117 and $13 from the sale of class A and class M shares, respectively, and received $96 and $61 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $4,562,986 and $1,991,008, respectively.

34	Global Sector Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	94,413	$1,072,676	45,010	$432,999

Shares issued in connection with
reinvestment of distributions	7,135	71,706	7,838	71,171

	101,548	1,144,382	52,848	504,170

Shares repurchased	(49,854)	(540,734)	(78,590)	(805,367)

Net increase (decrease)	51,694	$603,648	(25,742)	$(301,197)

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	16,658	$189,484	1,608	$15,401

Shares issued in connection with
reinvestment of distributions	513	5,127	363	3,283

	17,171	194,611	1,971	18,684

Shares repurchased	(3,465)	(40,086)	(2,570)	(24,998)

Net increase (decrease)	13,706	$154,525	(599)	$(6,314)

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	12,794	$145,041	6,431	$63,358

Shares issued in connection with
reinvestment of distributions	1,102	11,020	868	7,835

	13,896	156,061	7,299	71,193

Shares repurchased	(8,924)	(94,124)	(6,234)	(61,452)

Net increase	4,972	$61,937	1,065	$9,741

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	215	$2,330	109	$1,076

Shares issued in connection with
reinvestment of distributions	66	668	64	581

	281	2,998	173	1,657

Shares repurchased	(2)	(24)	(508)	(5,077)

Net increase (decrease)	279	$2,974	(335)	$(3,420)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	94	$1,102	—	$—

Shares issued in connection with
reinvestment of distributions	61	617	46	415

	155	1,719	46	415

Shares repurchased	(42)	(505)	—	—

Net increase	113	$1,214	46	$415

Global Sector Fund	35

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	187,607	$2,134,911	58,567	$604,710

Shares issued in connection with
reinvestment of distributions	5,938	59,678	2,325	21,112

	193,545	2,194,589	60,892	625,822

Shares repurchased	(29,717)	(340,588)	(13,717)	(139,996)

Net increase	163,828	$1,854,001	47,175	$485,826

At the close of the reporting period, an Interested Trustee of the Fund owned 6.4% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class M	1,138	75.4%	$14,088

Class R	1,146	95.7	14,222

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the					Market value
	beginning of					at the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$568,861	$1,006,056	$435,137	$9,278	$5,828	$1,382,346

Putnam Global
Financials Fund
Class Y	527,939	930,334	379,313	4,497	—	1,284,875

Putnam Global
Health Care Fund
Class Y	281,784	508,393	212,960	—	17,452	670,623

Putnam Global
Industrials Fund
Class Y	291,487	488,656	235,558	2,124	—	697,953

Putnam Global
Natural Resources
Fund Class Y	474,685	713,440	318,237	5,069	—	938,388

Putnam Global
Technology Fund
Class Y	322,466	544,577	230,120	—	—	719,383

Putnam Global
Telecommunications
Fund Class Y	109,103	171,104	89,505	2,091	690	229,097

Putnam Global
Utilities Fund Class Y	94,851	166,685	72,624	3,432	—	201,435

Putnam Money
Market Fund Class A	12,130	33,741	17,554	10	—	28,317

Totals	$2,683,306	$4,562,986	$1,991,008	$26,501	$23,970	$6,152,417

36	Global Sector Fund

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds investments and are available upon request.

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Global Sector Fund	37

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $242,810 as a capital gain dividend with respect to the taxable year ended October 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

38	Global Sector Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Global Sector Fund	39

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40	Global Sector Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Global Sector Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Global Sector Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Sector Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN730
284317 12/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$14,016	$ —	$5,537	$ —
October 31, 2012	$12,251	$ —	$5,538	$ —

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $155,537 and $245,047 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$150,000	$ —	$ —

October 31, 2012	$ —	$122,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013